SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                        September 15, 2003

FOOTSTAR, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11681	22-3439443

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Crosfield Avenue, West Nyack, New York		10994

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code                        (845) 727-6500

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7 Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Exhibit No.	Exhibit
10.1	Waiver, dated as of November 12, 2002, to Credit Agreement, dated as of October 18, 2002, by and among Footstar, Inc. and Footstar Corporation, the financial institutions named therein as Lenders, Fleet National Bank, as Swingline Lender and as Administrative Agent, Fleet Retail Finance Inc., as Collateral Agent, Congress Financial Corporation and Wells Fargo Retail Finance, LLC, as Syndication Agents and JPMorgan Chase Bank, as Documentation Agent.
10.2	Amendment No. 1, dated as of January 3, 2003, to Credit Agreement, dated as of October 18, 2002, by and among Footstar, Inc. and Footstar Corporation, the financial institutions named therein as Lenders, Fleet National Bank, as Swingline Lender and as Administrative Agent, Fleet Retail Finance Inc., as Collateral Agent, Congress Financial Corporation and Wells Fargo Retail Finance, LLC, as Syndication Agents and JPMorgan Chase Bank, as Documentation Agent.
10.3	Amendment No. 2, dated as of March 21, 2003, to Credit Agreement, dated as of October 18, 2002, by and among Footstar, Inc. and Footstar Corporation, the financial institutions named therein as Lenders, Fleet National Bank, as Swingline Lender and as Administrative Agent, Fleet Retail Finance Inc., as Collateral Agent, Congress Financial Corporation and Wells Fargo Retail Finance, LLC, as Syndication Agents and JPMorgan Chase Bank, as Documentation Agent.
10.4	Waiver, dated as of April 30, 2003, to Credit Agreement, dated as of October 18, 2002, by and among Footstar, Inc. and Footstar Corporation, the financial institutions named therein as Lenders, Fleet National Bank, as Swingline Lender and as Administrative Agent, Fleet Retail Finance Inc., as Collateral Agent, Congress Financial Corporation and Wells Fargo Retail Finance, LLC, as syndication Agents and JPMorgan Chase Bank, as Documentation Agent.
10.5	Waiver, dated as of May 29, 2003, to Credit Agreement, dated as of October 18, 2002, by and among Footstar, Inc. and Footstar Corporation, the financial institutions named therein as Lenders, Fleet National Bank, as Swingline Lender and as Administrative Agent, Fleet Retail Finance Inc., as Collateral Agent, Congress Financial Corporation and Wells Fargo Retail Finance, LLC, as Syndication Agents and JPMorgan Chase Bank, as Documentation Agent.
10.6	Amendment No. 3, dated as of June 28, 2003, to Credit Agreement, dated as of October 18, 2002, by and among Footstar, Inc. and Footstar Corporation, the financial institutions named therein as Lenders, Fleet National Bank, as Swingline Lender and as Administrative Agent, Fleet Retail Finance Inc., as Collateral Agent, Congress Financial Corporation and Wells Fargo Retail Finance, LLC, as Syndication Agents and JPMorgan Chase Bank, as Documentation Agent.
99.1	Press Release of Footstar, Inc. dated September 15, 2003.

Item 9. Regulation FD Disclosure; and

Item 12. Results of Operations and Financial Condition

On September 15, 2003, Footstar, Inc. (the “Company”) issued a press release that provided the findings to date of its previously announced investigation into accounting discrepancies identified by the Company’s management in November 2002. The Company also announced that Mickey Robinson has left the Company and is no longer its Chairman and Chief Executive Officer. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2003	FOOTSTAR, INC.

	By:	/s/ Maureen Richards

Name: Maureen Richards Title: Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit
10.1	Waiver, dated as of November 12, 2002, to Credit Agreement, dated as of October 18, 2002, by and among Footstar, Inc. and Footstar Corporation, the financial institutions named therein as Lenders, Fleet National Bank, as Swingline Lender and as Administrative Agent, Fleet Retail Finance Inc., as Collateral Agent, Congress Financial Corporation and Wells Fargo Retail Finance, LLC, as Syndication Agents and JPMorgan Chase Bank, as Documentation Agent.
10.2	Amendment No. 1, dated as of January 3, 2003, to Credit Agreement, dated as of October 18, 2002, by and among Footstar, Inc. and Footstar Corporation, the financial institutions named therein as Lenders, Fleet National Bank, as Swingline Lender and as Administrative Agent, Fleet Retail Finance Inc., as Collateral Agent, Congress Financial Corporation and Wells Fargo Retail Finance, LLC, as Syndication Agents and JPMorgan Chase Bank, as Documentation Agent.
10.3	Amendment No. 2, dated as of March 21, 2003, to Credit Agreement, dated as of October 18, 2002, by and among Footstar, Inc. and Footstar Corporation, the financial institutions named therein as Lenders, Fleet National Bank, as Swingline Lender and as Administrative Agent, Fleet Retail Finance Inc., as Collateral Agent, Congress Financial Corporation and Wells Fargo Retail Finance, LLC, as Syndication Agents and JPMorgan Chase Bank, as Documentation Agent.
10.4	Waiver, dated as of April 30, 2003, to Credit Agreement, dated as of October 18, 2002, by and among Footstar, Inc. and Footstar Corporation, the financial institutions named therein as Lenders, Fleet National Bank, as Swingline Lender and as Administrative Agent, Fleet Retail Finance Inc., as Collateral Agent, Congress Financial Corporation and Wells Fargo Retail Finance, LLC, as syndication Agents and JPMorgan Chase Bank, as Documentation Agent.
10.5	Waiver, dated as of May 29, 2003, to Credit Agreement, dated as of October 18, 2002, by and among Footstar, Inc. and Footstar Corporation, the financial institutions named therein as Lenders, Fleet National Bank, as Swingline Lender and as Administrative Agent, Fleet Retail Finance Inc., as Collateral Agent, Congress Financial Corporation and Wells Fargo Retail Finance, LLC, as Syndication Agents and JPMorgan Chase Bank, as Documentation Agent.
10.6	Amendment No. 3, dated as of June 28, 2003, to Credit Agreement, dated as of October 18, 2002, by and among Footstar, Inc. and Footstar Corporation, the financial institutions named therein as Lenders, Fleet National Bank, as Swingline Lender and as Administrative Agent, Fleet Retail Finance Inc., as Collateral Agent, Congress Financial Corporation and Wells Fargo Retail Finance, LLC, as Syndication Agents and JPMorgan Chase Bank, as Documentation Agent.
99.1	Press Release of Footstar, Inc. dated September 15, 2003.

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